UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
December 15, 2017
Date of report (Date of earliest event reported)

ROADRUNNER TRANSPORTATION SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-34734	20-2454942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1431 Opus Place, Suite 530 Downers Grove, Illinois		60515
(Address of Principal Executive Offices)		(Zip Code)
(331) 903-4256
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As described in Item 2.03 below, on December 15, 2017, we entered into a First Amendment to Credit Agreement with BMO Harris Bank, N.A. and certain other lenders. The disclosure provided in Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 15, 2017, we and certain of our subsidiaries entered into a First Amendment to Credit Agreement (the “Amendment”) with BMO Harris Bank, N.A., as Administrative Agent and a Lender, JPMorgan Chase Bank N.A., as a Lender, and Wells Fargo Bank, N.A., as a Lender. Pursuant to the Amendment, our credit agreement, dated July 21, 2017, was amended to, among other things: (i) extend the date for delivery of our restated consolidated financial statements for fiscal years 2013, 2014, and 2015 (audited) and the first three fiscal quarters of 2016 (unaudited), as well as the audited 2016 consolidated financial statements, from December 15, 2017 to January 31, 2018; (ii) require that we deliver our consolidated financial statements for the first three fiscal quarters of 2017 (unaudited) by March 15, 2018; (iii) reduce the maximum borrowing amount under the revolving line of credit by $15.0 million; and (iv) terminate the asset-based facility available to finance future capital expenditures.
The foregoing description of the terms of the Amendment and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is attached hereto as Exhibit 10.33(A).

Item 7.01.	Regulation FD Disclosure.

On December 18, 2017, we issued a press release announcing, among other things, (i) the Amendment, and (ii) our receipt of an extension for continued listing and trading of our common stock on the New York Stock Exchange. A copy of the press release is furnished as Exhibit 99.1 hereto pursuant to Item 7.01 of Form 8-K and is hereby incorporated by reference into this Item 7.01.
In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such be deemed incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Shell Company Transactions.
Not applicable.
(d)	Exhibits.
Exhibit
Number

10.33(A)	First Amendment to Credit Agreement, dated December 15, 2017, among the Registrant, BMO Harris Bank N.A., the Lenders (as defined therein) and the other parties thereto
99.1	Press Release entitled “Roadrunner Transportation Systems Receives Filing Extensions”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Date: December 18, 2017	By:	/s/ Curtis W. Stoelting
Curtis W. Stoelting
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.33(A)	First Amendment to Credit Agreement, dated December 15, 2017, among the Registrant, BMO Harris Bank N.A., the Lenders (as defined therein) and the other parties thereto
99.1	Press Release entitled “Roadrunner Transportation Systems Receives Filing Extensions”